Arden Realty Limited Partnership
                  9100 Wilshire Boulevard
                    Suite 700 East Tower
              Beverly Hills, California 90212
                       (310) 271-8600
                     FAX (310) 246-2941


                      August 13, 1997


South Spalding Associates, L.L.C.
c/o Rubin-Pachulski Properties, Inc.
10351 Santa Monica Boulevard
Suite 410
Los Angeles, CA 90025
Attn:     Scott Dew

     Re:  120 South Spalding Building.

Dear Ladies and Gentlemen:

     Reference is made to that certain Agreement of Purchase and Sale of Real Property and Escrow Instructions between you as Seller and the undersigned as Purchaser ("Arden") regarding the above-referenced real property ("Property") and dated August 6, 1997 as supplemented by that certain letter between Seller and Purchaser dated August 11, 1997 (collectively, "Agreement"). Capitalized terms not otherwise defined in this letter shall have the meaning ascribed to them in the Agreement.

     Pursuant to the Agreement, August 15, 1997 is the end of the Contingency Date within which to object to matters concerning the Property. This letter will confirm your agreement with Arden as of this date that the Contingency Date has been extended to and including 4:00 p.m. PDT on August 18, 1997. In all other respects, the Agreement shall be and remain in full force and effect as originally written and supplemented.

     Please sign and return a copy of this letter for our files.

                           Sincerely,

                           ARDEN REALTY LIMITED PARTNERSHIP,
                           By:  Arden Realty, Inc.
                              Its general partner


                              By:/s/ Victor J. Coleman
                                Victor J. Coleman, President


Accepted and Agreed to this
13th  day to August 1997

South Spalding Associates, L.L.C.,
a Delaware limited liability company,



By:/s/ Scott C. Dew
     Name: Scott C. Dew
     Title: EVP

cc: Brig Troy
    Kenneth R. Blumer, Esq.  (310) 201-4746
    David Klein, Esq.      (310) 788-2738